UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 21, 2008
WEATHERFORD INTERNATIONAL LTD.
(Exact name of registrant as specified in its charter)

Bermuda (State of Incorporation)	1-31339 (Commission File No.)	98-0371344 (I.R.S. Employer Identification No.)

515 Post Oak Boulevard Suite 600 Houston, Texas (Address of Principal Executive Offices)		77027 (Zip Code)
Registrant’s telephone number, including area code: (713) 693-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On April 21, 2008, we issued a news release announcing first quarter results for the period ended March 31, 2008. A copy of the press release is attached as Exhibit 99.1.
On April 21, 2008, following the news release and the filing of this Current Report on Form 8-K, we will hold a conference call at 10:30 a.m. eastern, 9:30 a.m. central, regarding the first quarter results. This scheduled conference call was previously announced on March 17, 2008 and will be available via real-time webcast. To access the call please contact the conference call operator at 866-383-7989, or 617-597-5328 for international calls, approximately 10 minutes prior to the scheduled start time, and ask for the Weatherford conference call. The passcode is “Weatherford”. A replay will be available until 5:00 p.m. central, April 28, 2008. The number for the replay is 888-286-8010, or 617-801-6888 for international calls; passcode 82403996. An enhanced webcast of the conference call and replay will be provided by CCBN and will be available through Weatherford’s web site at http://www.weatherford.com. To access the conference call and replay, click on the Investor Relations link and then click on the Enhanced Audio Webcast link.
Item 7.01. Regulation FD Disclosure
On April 21, 2008, we issued a news release announcing first quarter results for the period ended March 31, 2008. A copy of the press release is attached as Exhibit 99.1.
Item 8.01. Other Events
Our April 21, 2008 news release attached as Exhibit 99.1 also announced that our Board of Directors has approved a two-for-one share split of our common shares. The split will be effected by payment of a dividend of one common share for each outstanding common share and is payable on May 23, 2008 to shareholders of record on May 9, 2008.
In accordance with Rule 416 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and Item 512 of Regulation S-K under the Securities Act, the number of our common shares registered for sale under the Securities Act by the following Registration Statements on Forms S-8 and S-3 will be deemed to be increased by the share split to cover the additional common shares resulting from the application of the share split to the registered common shares remaining unsold as of May 9, 2008 under all such Registration Statements, as amended, including the following:
•	Registration Statement on Form S-8 (File No. 33-64349) filed with the Securities and Exchange Commission on November 17, 1995;

•	Registration Statement on Form S-8 (File No. 333-13531) filed with the Securities and Exchange Commission on October 4, 1996;

•	Registration Statement on Form S-8 (File No. 333-44345) filed with the Securities and Exchange Commission on January 15, 1998;

•	Registration Statement on Form S-8 (File No. 333-36598) filed with the Securities and Exchange Commission on May 9, 2000;

•	Registration Statement on Form S-8 (File No. 333-48322) filed with the Securities and Exchange Commission on October 20, 2000;

•	Registration Statement on Form S-8 (File No. 333-81678) filed with the Securities and Exchange Commission on January 30, 2002;

•	Registration Statement on Form S-8 (File No. 333-81676) filed with the Securities and Exchange Commission on January 30, 2002;

•	Registration Statement on Form S-8 (File No. 33-65790) filed as amended with the Securities and Exchange Commission on June 27, 2002;

•	Registration Statement on Form S-8 (File No. 33-31662) filed as amended with the Securities and Exchange Commission on June 27, 2002;

•	Registration Statement on Form S-8 (File No. 33-53633) filed as amended with the Securities and Exchange Commission on June 27, 2002;

•	Registration Statement on Form S-8 (File No. 33-56384) filed as amended with the Securities and Exchange Commission on June 27, 2002;

•	Registration Statement on Form S-8 (File No. 33-56386) filed as amended with the Securities and Exchange Commission on June 27, 2002;

•	Registration Statement on Form S-3 (File No. 333-100588) filed with the Securities and Exchange Commission on October 17, 2002;

•	Registration Statement on Form S-3 (File No. 333-100836) filed with the Securities and Exchange Commission on October 30, 2002;

•	Registration Statement on Form S-3 (File No. 333-116655) filed with the Securities and Exchange Commission on June 18, 2004;

•	Registration Statement on Form S-8 (File No. 333-112378) filed with the Securities and Exchange Commission on June 30, 2004;

•	Registration Statement on Form S-3 (File No. 333-128903) filed with the Securities and Exchange Commission on October 7, 2005; and

•	Registration Statement on Form S-8 (File No. 333-134425) filed with the Securities and Exchange Commission on May 24, 2006.
All such Registration Statements, each of which incorporates this Current Report on Form 8-K, are deemed amended pursuant to Rule 416 and Item 512 of Regulation S-K to increase the number of common shares registered thereunder to reflect the share split.

Item 9.01. Financial Statements and Exhibit
(d)	Exhibit

99.1	Press release dated April 21, 2008 announcing earnings for the quarter ended March 31, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEATHERFORD INTERNATIONAL LTD.
Dated: April 21, 2008	/s/ Andrew P. Becnel
Andrew P. Becnel
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBIT

Number	Exhibit

99.1	Press release dated April 21, 2008 announcing earnings for the quarter ended March 31, 2008.